Listing Report:Supplement No. 72 dated Oct 09, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 338073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$678.71

Auction yield range:	11.27% - 12.50%	Estimated loss impact:	10.27%
Lender servicing fee:	1.00%	Estimated return:	2.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1979	Debt/Income ratio:	9%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,104	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	swtrader	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	760-780 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-740 (Mar-2007)
Principal balance:	$1,131.78	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
College & Consolidation
Purpose of loan:
I recently borrowed $12,500 at a high interest rate to fund college tuition.? I want to repay that loan and lower my interest rate.
My financial situation:
This is a?no risk loan.?? I have no idea how Prosper comes up with a D rating.? I've had a $12,500 loan with Prosper for 3 years.? Every payment has been on time -- debited from my checking account as this one will be.? My non-housing monthly debt - to - monthly income is 9%.? Prosper tells me my Experian score is 760-780.? The ONLY credit problem I've had was 6 years ago when I was working out of town and supporting 3 households (1 being my son who was away at college).? I ran late on a student loan and was posted to a collection agency for two doctor bills that were less than $100 each.? I

I am paid a substantial annual bonus in March of each year.? It will provide sufficient liquidity that I will be able to repay this loan if I want to -- but most likely will not since I like the positive credit reporting generated by my prompt payments on this and other small loans.? Please ask questions if you have any.? It doesn't make sense for me to pay more than 10% or so.? At a rate greater than that, I will put off consolidation of these 'college' loans until March when I can take out a loan backed in full by a CD -- with a borrowing rate of 3.5%.?

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$167.37

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2000	Debt/Income ratio:	15%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,573	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	order-sage	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off the credit cards
Purpose of loan:
This loan will be used to?pay off the three credit cards i have and get everything into one monthly payment

My financial situation:
I am a good candidate for this loan because? i can and have made all my payments for the past few years on time, and still can make the payments, just want one bill instead of 3, and a cheaper payment to save a little rainy day money

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 120
??Car expenses: $
??Utilities: $ 75
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$728.07

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1999	Debt/Income ratio:	50%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,553	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	capital-hunter0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.

My financial situation:
I am a good candidate for this loan because. I'm a responsible individual who would like to find a solution to credit card madness. I was unfortunatly late on a payment and my intrest rate increased to 27%. Since then it seems that every payment I make has no effect on the actual debt. I think about this?problem everyday and cannot find any other solution than to ask for help.
My Husband and I both have full time jobs and we have two little girls that we absolutly love.
Thank you for your attention to this matter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$30.88

Auction yield range:	3.27% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1997	Debt/Income ratio:	12%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,149	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	first-genuine-bid	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plan on using to invest
I'm new to prosper and I would like to try prosper as both a lender and as a borrower. I will not have any problems paying back this loan because I have been in the Navy for over 10 years which provides a steady pay check. My current contract goes for another 3 years with possibility of bonuses along the way. I have excellent credit and have never had a problem paying my bills in the past.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	4.27% - 19.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2000	Debt/Income ratio:	44%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,034	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Coolwatern	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Cards
Purpose of loan:
The purpose of this loan is to pay off some high interest credit card debt at a lower rate.? The two?that I'm?going to pay off are at 27% and 22%.
I have other credit card debt, but can only do a couple cards at a time.?
After this loan I plan on starting a new one to get a?lower monthly payment on card and be free of credit card debt.

My financial situation:
I am a good candidate for this loan because I have good credit and pay all of?my bills on time.
I have been at my current job for 5 years.
The way I plan on paying off this loan is with the money I recieve from donating plasma which is $200 a month.

Monthly Net Income:??????? $2200
Donating Plasma:??????????????$200
Total Monthly Income:?????$2400

Monthly Expenses:
Housing????????? $505
Insurance??????? $50
Auto Loans???? $325
Utilities???????????$175
Food?????????????? $300
Credit Cards??? $600
Internet?????????? $25
Gas??????????????? $200
??????????Total????$2180??????

Thanks for looking at my auction?and hopefully you can help me.
If you have any questions please ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1982	Debt/Income ratio:	24%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	27y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,440	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	caldreamer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	57 ( 100% )	600-620 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	560-580 (Oct-2007) 640-660 (Sep-2006)
Principal balance:	$1,594.11	1+ mo. late:	0 ( 0% )
Total payments billed:	57
Description
Proven Member (Prosper Score "9")
Investors??A proven Prosper community membership in ?good standing? is a classification that is earned over time?.earned as a result of a demonstrated payment consistency.?

I am a?three-year member of the Prosper community whose good income, stable employment history (State of California), credibility ?and ?good-standing? has already been verified through vetting of two previously created loans and subsequent ?payment histories of those two loans.? Your review of my previous loan histories will reveal a consistent, uninterrupted?payment history....so you can be assured that your investment will be repaid at a reasonable high rate of return, without failure.

My DTI is fairly low, indicating the financial?capacity to manage payment of this loan is there.? The proceeds of this loan will be used to further consolidate existing accounts.

So why settle for low rates of return offered by unproven borrowers, when you can safely secure a?generous rate of return.?Past Prosper investors on my previous two loans have benefited from?14% to 17% rates of return. ? The initial starting rate of 34% is high to reflect my current Prosper rating?but, don't let that rating deter you from this solid investment opportunity?..

Why invest in someone new and unproven to the Prosper community, when you can invest in a proven performer in ?good standing? and still get a nice rate of return for your investment?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 4	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	21	Length of status:	1y 5m
Amount delinquent:	$7,671	Revolving credit balance:	$522	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	1
Screen name:	xllana	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 71% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	6 ( 17% )	680-700 (Mar-2008) 640-660 (Nov-2007) 700-720 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	4 ( 11% )
Total payments billed:	35
Description
Need a little help
Purpose of loan:
To renew my insurance license and pay for continuing education so that I can sell medicare advantage insurance starting in Nov..?
My financial situation:
I am currently working for Reviw Boost, and will also be doing medicare advantage supplements in Nov. which will increase my income tremendously.? I got out of the insurance business for awhile, but now I see that I need to get back in.? It provides a good, steady income and the flexibility to take care of my mother.? I?owe $300 a month for my car payment, and $80 a month for my cell phone and I owe on 1 credit card.??This last spring I paid off 2 loans that I had with Prosper and a loan a Navy Federal Credit Union and?2 credit cards.? Now I only have the car and 1 credit card so I am in a much better position, but need some extra cash to get my insurance license again (renew)?and be able to take a week off to complete my continuing education.? Everything on my credit report was there when I took out the other 2 loans, except a few late fees that I had because I thought I would have had the money to pay off everything in time, but it came in late.? Also, on my?Capital card I thought I had it paid off so I didn't look at the bill they sent, it turned out that I had a?renewal fee that I forgot about and didn't pay it so it came up as a late charge.? I paid it off and only use the one credit card now.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 700????????
??Insurance: $?110 for 4 months????
??Car expenses: $ 305.00
??Utilities: $ 150.
??Phone, cable, internet: $ 125.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 100.00 which will?be paid off.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1997	Debt/Income ratio:	28%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$489	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	loyalty-waterfall	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off all my bills
Purpose of loan:
This loan will be used to? pay off bills

My financial situation:
I am a good candidate for this loan because?i need it?

Monthly net income: $ 1400

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 40
??Car expenses: $ 50
??Utilities: $ 0
??Phone, cable, internet: $ 20
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 220
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 12.82%	Starting monthly payment:	$31.93

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2005	Debt/Income ratio:	16%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,238	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	steveostevester7	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Reinvest to Prosper
This loan will be used to reinvest into other prosper loans. I how my first loan through prosper about a year and a half ago. Which I paid on time every time. I Have the money in my account right now to be able to pay back the loan in full if my investment goes south I am just playing around with prosper and other ways of investing as well. Right now I am in the military so the economy is not an issue when it comes to my income. I currently bring home $3100 a month and my bills are as fallows.??
Home ? ??????????? $1300.00
Cars???? ??????????? $435
Insurance????????? $105
Phones???????????? $90
Gas ???????????????? $100
Food??????????????? $300
Haircuts??????????? $40
Utilities ??????????? $150??

Income????????????$3100
Total??????????????? $2520??
Left over???????????$580 left over for savings investing and emergencies

As you can see this loan will not be a problem to pay back if you have any questions please to hesitate to ask. Also the only reason?I have such a low prosper score is because?I have only had my?current job?for 11 months because?my credit score is excellent but since?I am in the military that is better for you because that means I still have 3 years?of active duty service and the loan is also 3 years so you have no worries of losing your money.?Thank you all for looking at my ad?and happy bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,779	Occupation:	Student - College F...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	successful-durability4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need extra money to make repairs
Purpose of loan:
This loan will be used to? make repaires on current mode of?transportation

My financial situation:
I am a good candidate for this loan because?? I make payments when payments are due.

Monthly net income: $ 2,000, about

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 160
??Utilities: $
??Phone, cable, internet: $ 53.50
??Food, entertainment:? $150
??Clothing, household expenses $
??Credit cards and other loans: $? Boflex, 27.00
??Other expenses: $? everything else is currently?paid for by family
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$185.79

Auction yield range:	6.27% - 18.99%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1998	Debt/Income ratio:	48%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,383	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	generosity-sage4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay of several credit cards and pay down the amounts on others

My financial situation:
I am a good candidate for this loan because I have never missed a payment, and i will be paying this loan back in less then 3 months
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1988	Debt/Income ratio:	27%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	22y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,424	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	decisive-p2p	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of Credit Card Debt
Purpose of loan:
This loan will be used to? pay off a small credit card that has recently had an interest rate hike to 17.90%.? My husband and I have another loan through The Lending Group (also a peer-to-peer lending company).? We have had such a good experience with the concept of peer-to-peer, we wanted to take advantage of the lower interest rates. My husband and I are both work full time.? I'm a certified paralegal for a very busy law firm.? One of those areas that unfortunately gets busier when the economy gets worse.? My husband works for a bill board company.? I've been at my job for 22 years.? My husband has been at his job for 18 years.?

My financial situation:
I am a good candidate for this loan because? My husband and I are both work full time.? I'm a certified paralegal for a very busy law firm.? One of those areas that unfortunately gets busier when the economy gets worse.? My husband works for a bill board company.? I've been at my job for 22 years.? My husband has been at his job for 18 years.? We make a combined annual income of approximately $112,000.00 annually.? We have two children.? We live in the same house that we bought when we got married, 21 years ago.?? Our mortgage is $839.00 a month, with property taxes of only $200.00 A YEAR.? After owning our last vehicle for over 10 years, we finally broke down and bought a "new to us" vehicle this past June.? We don't have any other major debt, other than the house payment, car payment, a couple of credit cards and the peer-to-peer loans.? Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$16,424	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	gentle-peso1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my CC
Purpose of loan:
This loan will be used to refinance my credit card debt?
My financial situation:
I am a good candidate for this loan because I have never been late on any payment all my life. I pay back whatever I borrow from banks, family or friends. I have a successful business, with steady income.????

Monthly net income: $ 3750/month.

Monthly expenses: $ 2830
??Housing: $ 950
??Insurance: $ 150
??Car expenses: $300?????
??Utilities: $?130
??Phone, cable, internet: $150
??Food, entertainment: $ 500
??Clothing, household expenses $250
??Credit cards and other loans: $?300
??Other expenses: $?100??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,607	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thrilling-hope	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing Business
Purpose of loan:
This loan will be used to? enhance my law practice.??I?wish to increase my case load.? To do this, however, I will need to purchase equipment, such as an additional computer, printer, copier, legal research materials, furniture and marketing (referral lists).?

My financial situation:
I am a good candidate for this loan because? I take my obligations seriously.? Since practicing, I have earned enough in legal fees to pay my bills.? I need to increase my client base; but I do not have the?funds available to purchase the things I need to enhance the business.? I have kept my expenses low.? ?I currently pay my car note, insurance, credit card and phone.??My husband pays the remainder of the expenses. I do not have the available funding necessary to purchase marketing materials, and office equipment. I work part-time as a law professor in addition to the law practice.? But the money from that is still insufficient.

Monthly net income: $2,500

Monthly expenses: $
??Housing: $ 1,800.00
??Insurance: $ 170.00
??Car expenses: $ 499.00
??Utilities: $ 300.00
??Phone, cable, internet: $500.00
??Food, entertainment: $300.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 35.00 credit card and 495.00 other loan
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1985	Debt/Income ratio:	24%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,554	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	green-spry-worth	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to?pay off all of our credit cards.? Last year my wife and I had all of our credit cards paid off.? Unfortunately, our son has hydrocephalus from being premature.? The shunt in his head started malfunctioning and over the course of last summer, he had six surgeries to fix it.? All the trips to and from the children's hospital (160 miles away), motel stays, and excess medical bills were all a huge part of maxing out our cards.

My financial situation:
I am a good candidate for this loan because?I am a hardworking Police Officer and my wife is a nurse in a doctors office.? Combined income is approximately $75,000 per year.? We are dedicated to making this loan a priority in our life so we can eventually be debt free.?

Monthly net income: $ 4,500

Monthly expenses: $
??Housing: $ 1315
??Insurance: $ 130
??Car expenses: $ 537
??Utilities: $ 110
??Phone, cable, internet: $ 225
??Food, entertainment: $ 550
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1999	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$824	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ready-basis3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off other loans for shorter ter
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$501.95

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1990	Debt/Income ratio:	14%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$36,094	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dollar-cadence	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay of my credit card debt and the property taxes on my condo and buy newer appliances for my kitchen.
.
My financial situation:
I am a good candidate for this loan because I am a responsile individaul and I have always?try to maintain my credit in good standing. Just like most people, I don?t consider my financial situation perfect. I have some debt that I need to pay off and some goals I want to achieve. Moving forward on financial matters can seem very difficult. ?If I just say: ?I want to get out of debt?, that is too general ? there?s no clear starting point. But setting one?s financial situation in order isn?t impossible. We just need a starting point. I set goals. My financial goals are very set things, though. They have dollar amounts and due dates, no matter what. After all, my finances are all about numbers. It just makes sense that my financial goals are in the same manner. I also take my time. When it comes to a financial decision, including spending relatively large sums of money, I wait.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2006	Debt/Income ratio:	7%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	3	Length of status:	3y 6m
Amount delinquent:	$2,701	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	euro-ringleader	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need car to commute to work
Purpose of loan:
This loan will be used to? need a car toget to and from work

My financial situation:
is strong i make good money but dont have any saved up. I am a good candidate for this loan because? i have a strong well paying job and make 100+ tips a night.

Monthly net income: $2000+

Monthly expenses: $800
??Housing: $325
??Insurance: $200
??Car expenses: $0
??Utilities: $25
??Phone, cable, internet: $25
??Food, entertainment: $175
??Clothing, household expenses $50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1994	Debt/Income ratio:	16%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	18y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,187	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gain-cello	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff bills
Purpose of loan:
This loan will be used to?pay off bills, christmas, car repairs?

My financial situation:
I am a good candidate for this loan because? I pay my bills ontime

Monthly net income: $ 3000
monthly expenses: $
??Housing: $ 400
??Insurance: $ 120
??Car expenses: $ 550
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $400
??Clothing, household expenses $
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$285.50

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1997	Debt/Income ratio:	25%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,668	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	clwatso2	Borrower's state:	NorthCarolina	Borrower's group:	Medical Benefactors
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,330.00	< mo. late:	0 ( 0% )	740-760 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Fixing up a few bathrooms
Hello everyone,

My previous experience as a borrower on Prosper was a success! As you can see, I was able to pay off the loan in the 2-3 year range. This current loan will be used to upgrade some fixtures for 2 of the bathrooms in our home that we purchased a little over a year ago.

With my primary job, I am able to pay off all the bills on time. Here is a quick summary of my monthly bills:

Water: $50
Electricity: $50-$75(we figure out all kinds of ways to save in this category)
Gas: $20-$25
Car payment: $303
Mortgage payment: $1180
Health Insurance: free through my work
Student Loan: $200
Food: $300
Credit Cards: $100
VOIP phone service: $20
Cell phone: $39

I have a part-time job as cashier making $10/hr and range from $250-$400 a month is used to pay more towards credit card and other expenses that may arise. My wife also has a part time job where she can work at home. She ranges from $300-$400 a month and uses it to pay any extra expenses that may come up and also towards any credit card debt.

I can arrange for around $150 to put towards the Prosper loan and my wife can also put the other $150-$200 to complete the loan.

We would like to obtain this loan and complete this project before Christmas as prices for bathroom fixtures are cheaper than previous years due to an overstock of many of these types of items in the different hardware stores we have looked at.

As my credit history can show, I have never been late or defaulted on any bills or loans I have had over the years. Thanks for your consideration in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.01%	Starting borrower rate/APR:	27.01% / 29.34%	Starting monthly payment:	$71.45

Auction yield range:	8.27% - 26.01%	Estimated loss impact:	7.12%
Lender servicing fee:	1.00%	Estimated return:	18.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,363	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	relentless-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Equipment & Inventory
Purpose of loan:
This loan will be used to?buy business inventory for retail and massage tables for our massage and day spa business.? We are also adding five treatment rooms to the facility and will be using the funds to help pay the general contractor and building materials.? ?

My financial situation:
I am a good candidate for this loan because?I have?diligently paid my bills on time.? My credit history reflects this.? We are entering in this business with a friendly relationship with a hair salon in the same strip mall.? They are going to assist us by allowing us to contact their customer list for business.? I am personally investing $25000 in the business so I have lots of "skin in the game".? This business has been thoroughly researched?and we are committed to make this the best massage and day spa in our town.? We will also have over $20,000 in retail inventory and massage equipment which can serve as a collateral type purpose.? We have plenty of breathing room in our personal expenses so we are set to launch a successful business.????

Monthly net income: $
5500

Monthly expenses: $
??Housing: $ 1115
??Insurance: $ 450
??Car expenses: $ 285
??Utilities: $ 100
??Phone, cable, internet: $?200
??Food, entertainment: $ 700
??Clothing, household expenses $ 300
??Credit cards and other loans: $600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 30.34%	Starting monthly payment:	$310.19

Auction yield range:	17.27% - 26.99%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2000	Debt/Income ratio:	50%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	1y 7m
Amount delinquent:	$311	Revolving credit balance:	$2,435	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bluebox	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 560-580 (Mar-2008) 580-600 (Sep-2006) (Mar-2006)
Principal balance:	$1,268.12	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off all my credit cards once and for all.

My financial situation:
I am a fantastic candidate for this loan because I already had?a loan with Prosper and paided off on time with NEVER having a late payment.? Little about me, I have a full time job for 2 years now?and had my bank account for over 10 years.? I would love to just have one payment and get rid off high interest credit cards which are keeping me down.

Thank you for your time.

Monthly net income: $ 3500.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 15.01%	Starting monthly payment:	$32.94

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1991	Debt/Income ratio:	58%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	13y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,305	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	authentic-peace7	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establish credit on Prosper
Purpose of loan:
This loan will be used to establish credit on Prosper.? I see in the future perhaps borrowing to pay off higher interest rate loan, currenlty at 18%.

My financial situation:
Both my husband and I are active duty military, a dual income family.? We have no children,?currently living at home.? We have no problem with paying our bills, as a matter of fact, we stash away?over $2500 a month to savings, investments, bonds, etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1996	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,711	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hcpc1313	Borrower's state:	Virginia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 580-600 (Aug-2006)
Principal balance:	$1,824.32	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying of my credit cards
Purpose of loan:
This loan will be used to? Pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because? I have a proven track record with Prosper(returning customer), stable income, ability to repay as agreed upon

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $? 825
??Insurance: $ 235
??Car expenses: $
??Utilities: $ 120
??Phone, cable, internet: $ 80
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 425
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.25%	Starting borrower rate/APR:	9.25% / 9.59%	Starting monthly payment:	$287.25

Auction yield range:	3.27% - 8.25%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1996	Debt/Income ratio:	34%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,864	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	astute-trade6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to?
Consolidate debts used to finish a house remodel.
My financial situation:
I am a good candidate for this loan because? I can make payments on the debts as they are, but it would be quicker, easier, and cheaper to consolidate them into one monthly payment.? As a government attorney working in the criminal justice system for nearly fourteen years, my employment status is extremely stable.? I am also in the Army reserves which, along with other benefits, provides another steady source of income.? I chose to apply on this site?to see if I could get a better rate than?quoted at my local banks and credit union.? I find it usually pays to shop around.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$568.87

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1996	Debt/Income ratio:	52%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,854	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	discrete-interest	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No more credit cards, hooray!
Purpose of loan:
This loan will be used to pay off my remaining credit cards.? I just paid off my citibank and Amex cards with this paycheck and it would be great to consolidate the remaining into one payment to focus my efforts.?

My financial situation:
I am a good candidate for this loan because I have a long history of paying my obligations on time.? I suffered a pay cut last year, but after working harder the last 12 months I am in a good position to pay off debt rapidly once more, and expect a further increase in pay within 4-5 months.? I have never left a creditor unpaid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	21.90%	Starting borrower rate/APR:	22.90% / 25.18%	Starting monthly payment:	$289.93

Auction yield range:	14.27% - 21.90%	Estimated loss impact:	14.98%
Lender servicing fee:	1.00%	Estimated return:	6.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2002	Debt/Income ratio:	47%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$110,015	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	cash-course	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off some high rates credit cards

My financial situation:
I am a good candidate for this loan because? i never had a late payment

Monthly net income: $ 6500 ( including my wife )
Monthly expenses: $
??Housing: $ 2570
??Insurance: $ 200
??Car expenses: $?420
??Utilities: $ 180
??Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1965	Debt/Income ratio:	30%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,957	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	pragmatic-generosity	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off two loans and CC balance
Purpose of loan:
This loan will be used to pay off two high interest loans, one of $7XXX with Citi Financial and the other $6xxx with Pioneer Military Lending.? I also have a balance of $1800 on a credit card that I would like to liquidate.

My financial situation:
I am a good candidate for this loan because I have been faithfully paying on these items for the past 2-3 years.? Also, over most of the time since 1978, I have been consistently given 10 percent of my income to faithbased and charitable causes in keeping with advice found in holy writ.? I can't tell you how this has stabilized my income in both lean and more lavish times.? The money I have left goes farther and most of the events that "nickle and dime" people have passed me by.?

Monthly net income: $ $3000

Monthly expenses: $ 2700???????

??Housing: $ 1098
? Insurance: $ 130
??Car expenses: $ 200????
??Utilities: $ 120
??Phone, cable, internet: $ 160
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 493 **these payments would?disappear as the loan requested would replace them
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1991	Debt/Income ratio:	34%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,700	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dignified-credit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because??I have been at my government job for 13 years. I have overtime about eight months out of the year but we're currently in that 2-4 month dry period. This loan will help get some of the worse debt off our shoulders, avoid fees?and give us room to focus on paying down the lesser issues. Thank you for your support.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1600
??Insurance: $
??Car expenses: $ 600
??Utilities: $ 350
??Phone, cable, internet: $ 120
??Food, entertainment: $ 150
??Clothing, household expenses $?100
??Credit cards and other loans: $?550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1991	Debt/Income ratio:	8%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	2y 9m
Amount delinquent:	$11,169	Revolving credit balance:	$7,740	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	purposeful-power	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Money to SAVE MY HOUSE
Purpose of loan: This loan will be used to complete my mortgage modification.My financial situation: I am a good candidate for this loan because my new mortgage amount will be approximately $1800 down from $3800.? I've owned my home since June 2001. I have a great job and I receive a great bonus every year which brings me over six figures in income.
The one item that is delinquent is my mortgage. 25 credit lines is incorrect. I only have 2 credit cards, each with a $750 balance.Monthly net income:$4600?Monthly expenses: $ 3228
??Housing: $ 1800
??Insurance: $ paid in full for the year until June 2010
??Car expenses: $ I do not own a car
??Utilities: $ 332
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 571
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$200.52

Auction yield range:	8.27% - 24.65%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	11 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	14y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,007	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	blossom561	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
roof, sewer lateral
Purpose of loan:
TO do work on the sewer (about $4,000) required by the City of Richmond, and for which they will fine me $1,500 if not done by a specific date, and do fix a section of roof before the rain starts.

My financial situation:
I am a good candidate for this loan because I have been gainfully self-employed for 15 years and am actively seeking new clients and certification in my field to be able to provide more services at a?higher hourly rate.? My recent divorce and buying a home used the additional funds available to me for home improvements, but I have funds to be able to make monthly payments on a loan, and my credit rating is very important to me, especially as a single, self-employed person. I have received some funds from family already to help pay for other work needed on the home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	4.27% - 19.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	64%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$41,008	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cjw1970	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-780 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	760-780 (Aug-2009) 720-740 (Apr-2008) 720-740 (Feb-2008)
Principal balance:	$11,022.31	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Help Us Refinance with Prosper

Lower Our Rate

In May of 2008,?we were fortunate enough to gain the support of Prosper Lenders to help?us transfer an $18,000 credit card balance from Citibank to Prosper.? Although our rate only went down to 23% from 29%, we were more than thrilled to be paying interest to individuals rather than Citibank.? Over the past seventeen months,?we have proudly upheld?our commitment and made each payment on time and in full.? As a result,?we have paid down?our loan from $18,000 to $11,100.? At this time,?we're looking to take the proceeds from this new loan and pay off our existing Prosper loan (in essance, we're attempting to refinance to a lower interest rate).

Thanks in advance for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$127.52

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1974	Debt/Income ratio:	8%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	19y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,194	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Beeitle	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	820-840 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	820-840 (May-2008)
Principal balance:	$1,443.33	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Buying Hearing Aides
Purpose of loan:
This loan will be used to??Pay for a new hearing aide that I purchased today.
My financial situation:
I am a good candidate for this loan because? I have always paid my bills on time.? I have, and maintain a good credit record. I currently have a loan with Prosper that was needed to help buy my grandson buy a Pickup camper. My income is suffecient? to?make the loan?payments without any problems.

Other: The record notes that I do not own my home, however I own my home with no mortgages.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$117.61

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2002	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,804	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ledanottheswan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Oct-2007)
Principal balance:	$485.97	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Become a U.S. Citizen
Purpose of loan: Pay for? U.S. Citizenship Fees

This is my second Prosper loan. I used my first loan to pay for law school application fees and now I am halfway to my degree at a top 10 law school. (The picture is me in front of the Supreme Court of the United States, my future office...haha, I wish.)

Earlier this year I was selected to earn a dual degree (J.D. + Masters in Global Business Law) by spending my entire third year of law school in France.

I planned to use part of my summer job proceeds from summer 2010 to pay for U.S. citizenship for myself and my parents. The process usually takes about 7-12 months and costs $700 per person. Since I will be spending 3L abroad, I'd like to apply now so that I can hopefully get my citizenship before I leave for France. I've been a U.S. Permanent Resident for many years now and I don't want to lose the time I've stored up and start from scratch when I get back to the U.S. (If you leave the U.S. for more than 6 months, you lose any time you accumulated toward the 5 year minimum to apply for citizenship.)

The remaining $500 are to buy out my old Prosper loan so I can simplify my payments.

My financial situation: *****NO DQs, Perfect payment record on Prosper*****

I don't have a great credit score for a pretty simple reason: I have a lot of credit card accounts because (like a lot of people) I made some dumb credit choices immediately upon hitting adulthood. Since then, I have worked diligently to improve my credit rating.I have no delinquencies and I make all of my payments in full each month.

I am a good candidate for this loan because I have steady monthly income from my scholarship, student loans, free lance work and summer salary. I do free lance writing work to cover my credit payments each month.

Please note that I have borrowed through Prosper before and I have never once missed a payment or paid late in the almost 2 years since my loan was funded. I am up to date on ALL accounts.

Monthly net income: $ 1900 (for "room and board" only, remaining school costs covered by separate funds)

Monthly expenses: $ 1490 (estimate)
??Housing: $ 500
??Insurance: $ n/a (one time payment at start of school year, covered by scholarship)
??Car expenses: $ n/a
??Utilities: $ 30
??Phone, cable, internet: $ 30
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 380 (including $40/mo for Prosper loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$666.87

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1994	Debt/Income ratio:	29%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$26,297	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-searcher5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards?due to higher interest rates.?

My financial situation:
I am a good candidate for this loan because I make my monthly credit card payments on time?and have a history of paying on time. I make a six figure income and want to eliminate the credit cards altogether (destroy)?with this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2004	Debt/Income ratio:	15%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	6	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,942	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Coloradoan	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 40% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	9 ( 60% )	600-620 (Jun-2008)
Principal balance:	$1,907.54	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
getting free
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1799

Monthly expenses: $
??Housing: $ 350
??Insurance: $
??Car expenses: $
??Utilities: $ 140
??Phone, cable, internet: $ 128
??Food, entertainment: $ 310
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 380
??Other expenses: $ 40(storage)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,580.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$370.47

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2007	Debt/Income ratio:	26%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,210	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Neema0910	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing remodeling my home
Purpose of loan:
This loan will be used to? finish remodeling my house. We are adding a 2nd bathroom off the kitchen.

My financial situation:
I am a good candidate for this loan because? I have had a stable job since I was 18 years old. I've been working for the IL Department of Healthcare and Family Services for over three years now. My husband is a Caster Foreman for Arcelor Mittal (A Steel Company). I know I can't list my husband's income for this listing, but we are both more than willing to prove we bring home combined $100,000 dollars a year. Recently I had my first child. A little boy named Derek James Bury II. He is in the picture with his Daddy who he's named for. Please feel free to ask any questions. I will answer them all.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 520
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1993	Debt/Income ratio:	34%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	1y 10m
Amount delinquent:	$1,401	Revolving credit balance:	$8,147	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	pursuit438	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay off Credit Card & loans
Purpose of loan:
This loan will be used to? To pay off my debt and use for a down payment for a home.? My Landlord is currently in foreclosure therefore I will have to move soon.? All of this was so unexpected, I thought that I would have had time to pay off debt and save up for a down payment for a home before I?knew it I was given this information.?? In addition to working at the UofM I also work part-time at Target Corperate office.? Making 15,000.00 a year.? I also have some collateral I own a rental property in Des Moines, IA in with I get income from too totaling to 16,800.00 a year.

My financial situation:
I am a good candidate for this loan because? I have paid all of my creditors on time.?

Monthly net income: $ 60,000.00

Monthly expenses: $
??Housing: $ 1,0050
??Insurance: $ 300.00
??Car expenses: $ 400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1982	Debt/Income ratio:	41%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	20 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$51,895	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	a-important-truth	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting to see daylight
Purpose of loan:
This loan will be used to pay off all my credit cards.?
My financial situation:
I am a good candidate for this loan because?My partner lost her job unexpectedly more than a year ago.? So needless to say, going from 2 healthy incomes to 1 overnight was a crash course in lifestyle adjustments and sad to say the 10 year relationship did not survive.? I racked up a lot of credit card debt to keep our house, vehicles, and the normal day to day expenses (electricity, insurance, etc...).?Even as tight as things got every bill?I have has been kept current.? I have turned the corner now, I was just able to refinance my house to a much better interest rate.? This gives me some breathing room every month to begin paying down the dept I've accumulated.? I am just hoping to find a better avenue to get it paid off sooner.?The only factor lowering my credit score is the amount of debt I've accumulated, there are no late payments or judgements etc.?If I can get some help getting paid sooner, my score will be right back were it was before this happened, high 700s.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1700
??Insurance: $?90
??Car expenses: $ 0
??Utilities: $?300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	flexible-euro	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used for debt consolidation

My financial situation:
I am a good candidate for this loan because all loans have been paid in the past.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2003	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	19 / 17	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,620	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	sensible-dime	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying new merchandise for a store
Purpose of loan:
This loan will be used to? help me open my business that me and my housband are working on. I am a jewlery designer and I'm looking forward getting my work out to the pubilc.

My financial situation:
I am a good candidate for this loan because? I am responsible person and always pay everything on time. All my family members work and are earning money. I also sell my jewlery online and would also like to get a professional web site.

Monthly net income: $ 4500

Monthly expenses: $?2080
??Housing: $ 800
??Insurance: $ 120
??Car expenses: $0
??Utilities: $?150
??Phone, cable, internet: $?60
??Food, entertainment: $?300
??Clothing, household expenses $150
??Credit cards and other loans: $ 400
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.34%	Starting monthly payment:	$32.27

Auction yield range:	3.27% - 9.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$66,668	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	listing-photon	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Providing Micro Loans
Purpose of loan:
This loan will be used to provide short term micro-loans to people in need

I wish to help people who are in dire need due to the economic recession, perfectly responsible and prudent people are in trouble and need help.
Sometimes they just need to borrow a small amount to tide them over, others need to have an 'emergency line of credit' that they can call upon, however they may not have the ability to arrange one through the regular financial channels. I am starting small by helping only people I know. By coming to Prosper I can use the power of people to help other people in a socially responsible way.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$725.76

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 17	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	40	Length of status:	13y 0m
Amount delinquent:	$1,954	Revolving credit balance:	$57,686	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	euro-thriller	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to paying of my credit cards?which have?constantly been increasing my interest rate.? I am paying $1500 on a monthly basis but and wasting so much money on interest and very little on principle.? Would like to pay them off and use that monthly payment towards paying down the principle if I can consolidate to one payment with one low interest rate and quicly pay off my debt.?

My financial situation:
I am a good candidate for this loan because our financial situation is good, I have?contracts with various agencies in the San Diego area and been in business for more than 14 years and my husband has had his job for the past 22 years.? We need to cut down our debt and save money to go towards our principal and not all the interest for the credit cards.

Monthly net income: $?10,000.? $16,000 combined income with husband.? $1995 from rental units

Monthly expenses: $
??Housing: $ 3800
??Insurance: $?700
??Car expenses: $ 650
??Utilities: $ 350
??Phone, cable, internet: $ 300
??Food, entertainment: $ 400
??Clothing, household expenses $500
??Credit cards and other loans: $ 1800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$315.54

Auction yield range:	6.27% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1974	Debt/Income ratio:	31%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,262	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GrandmaBanker	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lake front house needs bay windows
Purpose of loan:
This loan will be used to?

finance roof upgrades on my home, and budget permitting, install bay windows on side of my home facing the beautiful lake in my backyard..which is shown in my profile picture...
My financial situation: .
I am a good candidate for this loan because?

I am fortunate to have full retirement incomes?from the U.S Military, social security,?and the?state board of education -- and I reliably pay my financial obligations on time.? I'd rather avoid the complexity of a home equity loan if I can get a decent rate here -- but I can get a decent home equity line or even use my remain credit card balances -- as the interest rates on them are permanently low because of my good use of credit -- and because I'm a pretty savvy credit card shopper!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 10.85%	Starting monthly payment:	$243.77

Auction yield range:	3.27% - 9.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1998	Debt/Income ratio:	39%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,556	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	roadrunning	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	800-820 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	800-820 (May-2009) 680-700 (Jan-2008)
Principal balance:	$7,759.95	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Refinance Existing Prosper Loan
Purpose of loan:
This Loan will be used to refinance my existing Prosper Loan.?As with all of my bills, I have always paid my loan on time and have auto-debit from my account. I am simply refinancing the remaining balance to reduce the interest rate and in turn have additional money to increase my savings each month.?

My financial situation:
My Financial situation is solid and am just looking to bring my payment down?and reduce the amount of interest paid each month.? ?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$98,580	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	finder8	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?
Pay down higher interest credit cards
My financial situation:
I am a good candidate for this loan because?
I have worked in the same industry for over eight years. I've lived in my current house for over 11 years and am also a landlord for another property
Monthly net income: $ 1,500.00

Monthly expenses: $ 4,000?(including credit card payments, housing etc.)
??Housing: $ 1200.00
??Insurance: $ 69
??Car expenses: $ 300. (for gas/upkeep)
??Utilities: $ 100./mo on average
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1996	Debt/Income ratio:	30%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$48,661	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	Peer_Lender	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehabbing our 1st home!
Purpose of loan:
This loan will be used to complete the?rehab of our new house.? Our budget is $30K . . . we would like to complete the rehab with this loan.

My financial situation:
I am a good candidate for this loan because I have a steady income and great repayment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.01%	Starting borrower rate/APR:	15.01% / 17.18%	Starting monthly payment:	$520.05

Auction yield range:	4.27% - 14.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2002	Debt/Income ratio:	11%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$18,188	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	balanced-justice513	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Turn personal investing into a biz
Purpose of loan: Turn personal investing know-how into a business

I got familiar with real estate investing many years ago, but it was only this year when I found and bought a property with positive cash flow and meeting other risk-management criteria; 6 months have passed since then, and I?m now midway through the process of buying a triplex. During these last 6 months, I told most of my friends about my experience, and about a dozen were seriously interested in doing business with me, as in ?partnership for the next deal? or ?helping them buy a cash flowing property, and getting paid as adviser?. So I figured there is value that I can offer to people interested in doing similar investments, and I?m taking steps to turn my know-how into a business. Deals are easier to find now, with the state of the housing market, but there is still value in having guidance from someone who did deals recently.

Below is a breakdown of the $15,000 that I plan to use as starting capital:

$1,800 = start up costs = entity formation ($300), buy a laptop ($700), hire accountant for 1 year ($800)
$2,000 = advertising costs for 1 year = building a website ($200), monthly online advertising ($150)
$3,200 = travel costs for 1 year = visit 4 sites where I plan on investing in, talk to property managers, ?
$5,000 = spend on education (already found several training programs, costing between 500 and 3,500)
$3,000 = keep it as cash, for unexpected expenses

My financial situation:

$4,900 take home pay (after contributing to 401k)
$950 rent
$550 groceries
$200 gas, phone, internet
$400 miscellaneous (clothes, tickets to events, kitchen stuff, and all the other categories ? this is the average for the last 36 months)
$300 credit card payment (I carry balance that I got a very good rate for, and it?s somewhat long term - to be paid off December 2011)

That leaves $2,500 as net disposable income, so the monthly payment for this loan should be really easy to accommodate.

I also have stock awards that my company offers, and which are not included in the reported income, since I prefer to ?forget? about them and be ?surprised? when they become vested (i.e. a couple of times each year).

Thank you for the help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1995	Debt/Income ratio:	16%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	0y 10m
Amount delinquent:	$2	Revolving credit balance:	$2,236	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	unassailable-payout	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating new home
Purpose of loan:
This loan will be used to? paint, get new carpet & Kitchen appliances

My financial situation:
I am a good candidate for this loan because? I am the commercial/fleet account manager at Jim Ellis Chevrolet. I have been in thr same line of work for 10 years and Jim Ellis automotive Group has been in business for 40 years. In addition to chevrolet we have?the following dealerships?GMC/Buick, Volkswagon,Hyundai,Porche, Audi, Mazda and we are in the process of buying a ford dealership.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 125
??Car expenses: $ 400
??Utilities: $ 125
??Phone, cable, internet: $ 75
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	10	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,985	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	triumph2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Capital
Botron Research Purpose of loan:
This loan will be used to continue creating successful reinvestment positions, consequently taking advantage of both compounding and income.? At the projected maturity of our reinvestment plan, a predetermined fraction of shares will be sold for the purpose of creating a new investor research and solution center.? Since the inception of the idea here at Botron Research I, along with 2 partners (all NASD and FINRA licensed), have exhaustively searched for a market niche where we will be both profitable and beneficial to a new generation of investors determined to take control of their own financial research and development, hence the company name.? Botron Research is the culmination of more than 20 years of combined experience and impeccable financial responsibility. ? ?

My financial situation:
My credit scores are excellent with a debt-to-limit ratio near zero.? I only use credit moderately and temporarily for the purpose of maintaining active status with creditors; balances are paid in full every billing cycle.? I have no outstanding loans and the value of my currently held assets (no real estate) is greater than the requested loan amount.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$320.75

Auction yield range:	11.27% - 24.63%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$301,400	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	subtle-trade	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing up an old pool
Purpose of loan:
This loan will be used?fix an old (20 yr+)?in ground pool that has developed some cracks. I have a great company (Adams Pools - Nationally known) comming to pressure fill the cracks and resurface and retile the pool. I have had all the pipes pressure tested and everything is good. The pump was replaced last year.
My financial situation:
I am a good candidate for this loan because I have a very good credit rating and pay my bills on time. My wife and I are both employed full time. We have been in our home for 5 years and love the area and the schools. This has been the first summer we have not had use of our pool.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2000	Debt/Income ratio:	22%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$19,571	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	p2ploan-rocker7	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Manageable Debt Consolidation
Purpose of loan:
I plan to use these funds to consolidate some debts that I have which are spread over multiple accounts. It has become extremely challenging to manage these accounts and I would like to merge them into one manageable monthly payment.

My financial situation:
I feel that I am a good borrower as I have a history of making payments on-time and have fairly good credit overall. I have calculated my monthly budget and would easily be able to fit in this loan and save some on the side. I have a stable government job as a federal employee. Thank you for your time and consideration!

Monthly net income: $ $3,160.00

Monthly expenses: $2,700
? Rent: $650
??Insurance: $150
??Car expenses: $600
??Phone, cable, internet: $150
??Food, entertainment: $150
??Credit cards and other loans: $850
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$357.84

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	30%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$50,797	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	statesperson5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards

My financial situation:
I am a good candidate for this loan because I have a mortgage which I pay on time and good paying history on all of my credit accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$525.45

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1983	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,170	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	transaction-conga	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
Start up business thats been around for almost 3 years now needs to pay off credit card loans that.. By getting this loan my I can pay more than just the interest payment.

My financial situation:
Owner of an internet business. Business does $50,000 to $75,000 in sales per month. All profit gets put back into the business and to pay credit cards which is only the interest payment.

Monthly net income: $
$10,000
Monthly expenses: $
??Housing: $ 0? live in an apartment that is already paid for.
??Insurance: $ 0
??Car expenses: $ dont have a car live in a city
??Utilities: $ 300
??Phone, cable, internet: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,999.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.99%	Starting borrower rate/APR:	27.99% / 30.34%	Starting monthly payment:	$372.18

Auction yield range:	17.27% - 26.99%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	34%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	20y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,917	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DavEmsDaddio	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008)
Principal balance:	$4,250.21	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have the means to repay, as well as the ethical and moral fortitude to ensure that my payments are made as promised. I have been in the Army for the past 19 years and plan to retire in August 2018.??The credit cards have been cut up (all but one). We have learned our lesson about the ?quick fix? they offer, as well as the long term debt they cause.? I am very family oriented, and plan to do everything to plan for and ensure our financial stability in the future.

Monthly income: $?6448

Monthly expenses: $
Housing: $ 2020
Insurance: $ 150
Car expenses: $ 771
Utilities: $ 195
Phone, cable, internet: $ 79
Food, entertainment: $ 1100
Clothing, household expenses $ 100
Credit cards and other loans: $ 831
Other expenses: $ 69
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1974	Debt/Income ratio:	5%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	13	Length of status:	9y 5m
Amount delinquent:	$737	Revolving credit balance:	$0	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bid-brigade1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
To consolidate and pay off my credit card debt.
My financial situation:
I am a good candidate for this loan because I have a stable as an job as an rn nurse and determination to pay off this debt.?This is?my?second prosper loan (my final payment on that loan is in December 09 and I made every payment on time) that I have taken out and I have made good progress on reducing my debt.? I wasn't able to take out a large enough loan the first time to consolidate all my debt-so I am applying for another loan to take care of the rest.??I am single and live with one roommate. I currently contribute $800 a month to?my debt (I overpay each month),There is?no doubt that in college I was irresponsible with my finances, however, I find this?peer lending program to be such a great opportunity for those serious about stabilizing their finances.??Please contact me with any questions!!Monthly net income: $ 4,300

Monthly expenses: $ 2005.00
??Housing: $?405.00
??Insurance: $ 110.00????
??Car expenses: $ 295.00
??Utilities: $ 200.00????
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?475.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$143.46

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1991	Debt/Income ratio:	4%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,779	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	charlyv327	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy a used car - daughter
Purpose of loan:
This loan will be used to buy a used car. My daughter?needs to drive to school, work and church. (She plays the keyboards for our Worship Team at church). She is also working to pay her way through college.?

My financial situation:
I am a good candidate for this loan because my credit is excellent. I pay?the total amount due on all?my credit cards bills every month. I am the father of 5 children; 5 boys and two girls. I have never been fired or laid-off and worked only two Engineering jobs over the past 26 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$108	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fair-repayment	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Bills
Purpose of loan:
This loan will be used to help me pay for some of my bills while I am unemployed.? And to also provide a little financial stability for myself until I receive a new job offer, which should be very soon.

My financial situation:
I am a good candidate for this loan because I am reliable when it comes to paying my bills on-time.? I will give my last to make sure my loan is paid, because I want to keep a good standing with my lender.

Monthly net income:
I am currently unemployed since September 11, 2009?and currently looking/applying for another job. I have applied for unemployment and I am currently receiving my benefits so that I can pay my bills.? However, I have a limited amount of benefits which is fustrating because I have just enough every two weeks to pay my bills for the month.? I can assure you that I can make a way out of no way, because I have a great support system.? But I do not want to abuse my support system by asking for help and so that I can try to be more independent by doing what I have to do to make a life for myself.

Monthly expenses: $
??Phone: $100.00/month
? Car note: $327.07/month
? Gas: $40.00/week
??Total amount for Other Expenses: $271.03/month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$320.75

Auction yield range:	11.27% - 24.63%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	45%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	31 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$35,548	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	luminous-deal	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1983	Debt/Income ratio:	31%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,121	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	palace416	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
dental work
Purpose of loan:? i am in need on Dental implanys the Bridges i have are more than 20 yeras old and must be replaced.The total cost is 15,000 of which i have 7,000 of my own funds.
My financial situation:
I am a good candidate for this loan because?
i pay all my debts on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 13.63%	Starting monthly payment:	$230.83

Auction yield range:	4.27% - 9.50%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1987	Debt/Income ratio:	12%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$21,295	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sapling5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Consolidate my debt.

My financial situation:
I am a good candidate for this loan because?I have excellent credit and don't have issues with repayment and always make on time payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$217.23

Auction yield range:	11.27% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2002	Debt/Income ratio:	35%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,321	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-enthusiastic-truth	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off college debt
Purpose of loan:
This loan will be used to?
pay off high interest credit cards. I'm a disable vet that went to school to get a better job and actualy found that job with the Department of Veterans Affairs help other vets like myself. Now with a great new job, I'm trying to build the life I wish to have and seeing how much I am paying on interest on this credit card, I know there's a better way and this is it.

My financial situation:
I am a good candidate for this loan because?
I keep to my bills. I don't miss?payments, never have and don't plan on it. But on a side note. Right now I have it figured that I can be debt free in three years. If I get this loan, I can get it to about two and a half years or better.

Monthly net income: $
2831.17
Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 82.00
??Car expenses: $ 335.00
??Utilities: $ 40.00
??Phone, cable, internet: $ 40.00?
??Food, entertainment: $ 200.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $??400.00
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1997	Debt/Income ratio:	25%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,514	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	abdulfrk	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 640-660 (Apr-2008)
Principal balance:	$4,278.16	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
starting my own limo business
Purpose of loan:
This loan will be used to?buy me a used limo so i can work for myself instead of working for someone else. i m in limo business for last 3 years and now i know how this works . if i will get this loan i can pay in 6 months. so pls help me? to start my own business.?

My financial situation:
I am a good candidate for this loan because?? i have passion to work hard.? and i really need this loan that gonna help me to get me out from this bad situation.

Monthly net income: $ 2000

Monthly expenses: $ 1200
??Housing: $ 700????
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 85
??Phone, cable, internet: $35
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $ monthly payments 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1998	Debt/Income ratio:	64%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,726	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Chocolate-lover	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008) 660-680 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off high interest cards
I need?a little help paying off our high interest credit card payments.? I have been very blessed in my life, and my family is what I am most proud!? I am a 33 year old married mother of two girls ages?10 and 4.? Teaching has been my calling, and I have taught my entire career at my high school in rural southern Missouri.? I am currently the Jr. High/HS counselor.? My husband is also a college graduate.? Together we have a net monthly income of $7,050.00.? We have lived 6+ years?in a rent-free home on the family farm.? It is small, but it is warm and cheap!? Our dream is to build our own home on the farm in the next 3-5 years, but that will not happen unless we can pay off our debt and rebuild our credit.
???? My husband and I are both recovering from previous divorces.? What debt I did not come away with, my ex-husband failed to pay on.? He even gave bill collectors my phone number, even though they are debts that he accrued after we were divorced!?????
???? I am currently in my?5th year of teaching.? For the previous three?years, I worked as a substitute teacher at several different school districts.? I had to have my name on several lists at once, or I would only be called to work?2 or?3 days a month.? I was a single mother who was trying to finish her college degree and pay off my debt.? It was a struggle, but somehow I survived it.? While I was finishing college, I had to rely on my credit cards just to get by.? They now have high balances that we just cannot seem to pay off.? We are paying more than the minimum payment, but the finance charges are so great now, that very little principle is ever touched.? I am not looking for a handout, just a hand!?????
??????We have had a smaller loan from Prosper before.??We managed to pay-off the note in half of the time by making payments every week.? We will pay on this note in the same way.? ?
Budget per month
$420 car
$150 utilities and propane
$1,400 credit and store cards
$550 life insurance and IRA
$800 health,dental,car, renter's?insurance
$528 student loans
$500 groceries and misc.
$650 gas for vehicles (10-20 miles one way for both of us to work)
$110 home and cell phones

Subtotal: $5,163.00
Prosper loan payment $700.00 - $800.00
Total $5,863 per month

Net income for myself per month $1,450
Net income for my husband per month $5,600
Total net income $7,050

Per month payments of cards that I am wanting to consolidate: $1,200.00
Prosper payment $700.00 - $800.00
$400.00 - $500.00 per month savings plus having debt paid off in three year (or less!) instead of several more with the credit card companies.

We will do whatever it takes to have this loan paid off ahead of schedule.? I appreciate you taking the time to consider us for your investment.? Thank you and may God richly bless you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1987	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$33,118	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	first-euro-admiral	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation

A nurse who will have no risk because I will pay everyone back in full.? My current salary is $52,250.00 and I have?been employed full-time as a?RN with the same company for over 10 years.? I am working very hard towards eliminating my higher interest debts.? I would like to consolidate some of my current higher interest debts with a lower interest Prosper loan so that I can get out of debt even sooner.??I have?three loans?with tremendous interest rates and I am applying for a Prosper loan to consolidate these loans.? This Prosper loan will not be used for new debt, but to only pay off my existing higher interest debt.? I consistently pay my debts and this loan will be paid in full.? This loan would truly be a blessing in my life.Monthly net income: $ 4354.00Monthly expenses: $ 2269??Housing: $?420.00??Insurance: $ 119.00??Car expenses: $?No Car Payment???Utilities: $ 150.00??Phone, cable, internet: $ 200.00??Food, entertainment: $ 400.00??Clothing, household expenses $ 300.00??Credit cards and other loans: $ 480.00??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.07%	Starting borrower rate/APR:	16.07% / 19.76%	Starting monthly payment:	$35.19

Auction yield range:	6.27% - 15.07%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	37	Length of status:	8y 6m
Amount delinquent:	$62,259	Revolving credit balance:	$43,643	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	competent-integrity5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit score enhancement
Purpose of loan:
This loan will be used to help strengthen my credit score.?
My financial situation:
I am a good candidate for this loan because I have always paid my bills on time.? I am a successful?investor?with my area of expertise being in the stock market.? I have logged capital gains in excess of $100k for four consecutive years.? I was divorced in 2007, and my ex-wife was awarded the marital home with a court order to get it refinanced (removing my name) within 60 days of the divorce being final.? She never got it refinanced and stopped making the payments.??My credit score got hit since my name was still on the mortgage loans.? The two delinquencies shown in my profile are the two mortgage loans on that home.?

I think it is very unfair that my credit reputation got tarnished because of her financial irresponsibility.??I hope by establishing a new loan and paying it off successfully, it will help?raise my credit score.

I don't need this loan, but am merely trying to enhance my credit rating.? I will pay this off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	41%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	8y 1m
Amount delinquent:	$228	Revolving credit balance:	$11,185	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mikenzane	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Only 41% debt/income ratio
Purpose of loan:
This loan will be used to:
First Let me start by saying I see that prosper has me at HR but I dont feel like I am. I am only 41% debt to ratio.
The one delinquent account I have I didnt pay because it was a hospital bill, I went in and was misdiagnosed, ended up gong to another ER and was treated and better in hours. Maybe that was wrong but I dont feel I owe it.
This Loan will:
Consolidate loans?2 credit cards and my 2003 Chevy malibu?this will include:
2560.00 Wells Fargo Chevy Malibu
4850.00 Wells fargo
1100.00 HBC( Orchard city)
I plan to payoff these credit cards, and not use them again.
I am trying to become debt free in 5 years, and this prosper loan will help me do that!

My financial situation:
I am a good candidate for this loan because?
I have work for the same company for almost 5 years now, getting a raise about every 6 months.
I recently went to a debt consolidation seminar which I am planning to flow and become debt free in 5 years.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$836.58

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1983	Debt/Income ratio:	42%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$27,311	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fairness-exec	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off higher interest credit cards.? I make enough income to make the minimum payment for this loan.? My credit is excellent and I have never defaulted on a loan before.?

My financial situation:
I am a good candidate for this loan because, again, I have never defaulted on a loan before and I have an excellent credit rating.? This loan will help me to pay off higher interest loans and put some extra cash in the bank.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$119,688	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	green-courteous-greenback	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To fund a start-up company
Purpose of loan:
Please let me introduce you to ContractorsThriftStore.com
We are the latest site on the web providing Contractors Home-Owners, & Do-It-Yourselfers, the opportunity to buy, sell, & trade their new, used, & surplus building materials, tools, & equipment.
Search for a contractor in your area, use our job board, or get help from our Design Center!
Use of this service is free!
Revenue comes from Contractor Advertisers and premium ad placement, as well as job postings.

My Financial Situation:
I have the ability to pay this back as I?receive a semi-annual distribution?from a?partnership in agriculture.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$250.61

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1991	Debt/Income ratio:	27%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$20,088	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worldly-gain5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Card Debt
Purpose of loan:
This loan will be used to pay off credit card debt incurred to upgrade?and?improve my rental properties.? I own??
a duplex, triplex, and 4-plex that were In the "fixer " category when initially purchased.??During the past 14 years I have gradually worked on the various deficiencies of these nice older buildings to? reduce the maintenance workload plus make them more competitive in?the local rental market.? The current interest rates offered by the home improvement chains? are over 20% and too high.
My financial situation
I am a good candidate for this loan because I?am in good health, gainfully employed?with a busy company, have a good credit history, have?cash flow from the rentals,??and am currently meeting all financial obligations.? Relieving myself of the high interest loan terms and seeking better interest rates will allow me to better meet all my financial obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1996	Debt/Income ratio:	76%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 13	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	6y 1m
Amount delinquent:	$6,765	Revolving credit balance:	$47,251	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	green-penny-chief	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to help pay down my credit cards.

My financial situation:
I am a good candidate for this loan because I have always had excellent credit. I purchased a house last year and my roommate moved out a few months later and now I am the sole person paying a mortgage. I have put money into the house and now my bills are becoming a constant struggle. If I had a loan to help pay off my higher interest credit card, I would then have some spare money each month to pay off my other bills.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $
??Car expenses: $ 469
??Utilities: $ 350
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1999	Debt/Income ratio:	43%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,202	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	davidmlucas	Borrower's state:	Virginia	Borrower's group:	Kingdom Finances
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Hello.? My wife, who is in the Navy, is about to change stations.? We have had this house for a few years, and want to sell it at a good price.? The only improvements made on a house that are tax-deductible are the ones made six months prior to the sale of the house.? So we have had to put off much needed fixes in order to make sure we can claim them next year as a deduction.? Consequently, we have a LOT of work to do in a few months time.??Although we have about?$5,000 saved up,?we need about $10,000 more?in order to handle these improvements.? As you know, we are homebuyers and have very good credit.? Neither my wife or I have any type of credit cards, and our only debt is from our mortgage payment and student loans from both of our ongoing educations.? This is a worthy cause, and I thank you for your time and assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1985	Debt/Income ratio:	52%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,123	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-powerful-gain	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Bills and Credit Cards
Purpose of loan:
This loan will be used to? Pay Dental Bills following an oral infection and to consolidate credit card bills acquired while my son was unemployed with a new daughter.

M y financial situation:
I am a good candidate for this loan because?I have an excellent credit record of repaying debts, my son is now employed and not requiring financial assistance.

Monthly net income: $ 3800????

Monthly expenses: $
??Housing: $?1450
??Insurance: $ 170
??Car expenses: $ 410
??Utilities: $?140
??Phone, cable, internet: $ 45
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 700
??Other expenses: $ 300 - Dentist
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1992	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,634	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	nomi777	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 96% )	660-680 (Latest)
Principal borrowed:	$12,200.00	< mo. late:	1 ( 4% )	660-680 (Sep-2008) 680-700 (Dec-2007)
Principal balance:	$2,903.56	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Replace HVAC unit in house
Purpose of loan:
This loan will be used to replace my HVAC unit.

My financial situation: good
I am a good candidate for this loan because I have a very good history with Prosper.

Monthly net income: $6,800

Monthly expenses: $3,711
??Housing: $2,500
??Insurance: $150
??Car expenses: $211
??Utilities: $200
??Phone, cable, internet: $100
??Food, entertainment: $250
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,284	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	successful-return	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gift Store Business
Purpose of loan:
This loan will be used to start a gift store business that I have dreamed of.? My dream started back in 1995 with my dad and we were so excited. But my father passed away shortly after our plans started and my dreams ended. I started replanning the gift store a few months ago, with a business plan in tact, but have been declined of loans because of no collatoral. In the process of trying to get the loan to begin, my credit score started dropping because of hard pulls on my credit and now my hopes seem to vanish until I found out about peer to peer. I have never been late on a payment in over 25 years and my credit score just 3 months ago was 745 - 750.? Please help my dream to come true.. thanks.

My financial situation:
I am a good candidate for this loan because my payment history has always been excellent, with no late payments in over 25 years.?

Monthly net income: $ 40,500.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1989	Debt/Income ratio:	33%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 5	Employment status:	Part-time employee
Now delinquent:	5	Total credit lines:	26	Length of status:	13y 1m
Amount delinquent:	$4,239	Revolving credit balance:	$2,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worldly-openness	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Final Round of Debt Consolidation
Purpose of loan:
This loan will be used to complete the final phase of our high-interest debt consolidation/ reduction and my husband and I are finally starting to see the light at the end of what has been a long dark financial recovery. He is a commissioned sales manager for a large manufacturing firm and his income has been significantly reduced due to the economic downturn. We have three children, all in middle school now and we are concerned about our ability to help them attend college and reach their dreams!

My financial situation:
I am a good candidate for this loan because I have a very secure position as a registered nurse in a highly respected hospital.?Recent reports indicate a registered nurse position is about as "recession-proof" as you can get and the demand is consistently high for RN's.

Monthly net income: $ 2,900.00

Monthly expenses: $
??Housing: $ 1225
??Insurance: $ 200
??Car expenses: $ 450
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 375
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$656.82

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1999	Debt/Income ratio:	20%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,522	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gator70	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	680-700 (Latest)
Principal borrowed:	$12,450.00	< mo. late:	0 ( 0% )	620-640 (Feb-2007) 540-560 (Oct-2006)
Principal balance:	$1,610.32	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Third loan for proven low risk bor

Third loan for proven low risk borrower, take a look at my Prosper payment history for three years A perfect record. Once funded, this loan will fund a payoff of the older Prosper loan # 8515, current balance circa $1600.00.

Then I will pay off all my credit card balances. And the balance of cash I want to use as a addition to a current savings of $20,000 for a possible income property purchase.

My goal is to lowering my utilization for a FICO increase.

I have been employed at this income for 4 years with a fortune 100 companies.

My monthly income is $9800

My monthly budget is:
BMW FS $ 395
Insurance $100
Juniper $30
Capital One? $ 80
Chase $ 70
Master card $ 75
Utilities $250
Food $500
Health Insurance $270
Rent $2450

I am now current and on my way to improving my credit score even further.
The loan amount will pay down my balances and allow me to apply more of my monthly payments to debt principal payments.? I believe the projected FICO increase is worth the high interest charge I offer on this loan. The interest I pay on my current debt should be still a bit higher.? So I see the additional monthly payment to my Prosper loan as being entirely off set with payments on credit cards by paying all accounts to zero.
I own one car free and clear.

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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,650.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 29.84%	Starting monthly payment:	$314.37

Auction yield range:	17.27% - 26.50%	Estimated loss impact:	19.54%
Lender servicing fee:	1.00%	Estimated return:	6.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1985	Debt/Income ratio:	39%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	28y 11m
Amount delinquent:	$281	Revolving credit balance:	$12,544	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	footballfan45	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	640-660 (Latest)
Principal borrowed:	$18,700.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 620-640 (Oct-2006)
Principal balance:	$608.80	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
3rd Prosper Loan...54 on time payts
Purpose of loan:
Consolidate 4 debts...Had 2?Prosper loans,,,54 on time payments?

My financial situation:
On?present job for 29 yrs. Income 67,500 annually. Married 18 years.?
Need to pay to off the following:
Title Credit....5550.00(title pawn..costing me 555.00 per month interest only)
Macy's......1919.00
Prosper......624.00(final payt on other Prosper loan)
Medical bills....485.00
Total of 7578.00 /??

I can assure you all payments will be?made on time. Please see me Prosper payment record.
Thank you for considering bidding on my loan request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.95%	Starting borrower rate/APR:	12.95% / 15.09%	Starting monthly payment:	$505.05

Auction yield range:	4.27% - 11.95%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1998	Debt/Income ratio:	34%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$35,788	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	point-runner	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating High Rate Debt
Purpose of loan:
This loan will be used to? Refinance a $15,000 unsecured loan with a high interest rate.? 23% is just too high.

My financial situation:
I am a good candidate for this loan because? I am a financial professional with 10 years experience in the financial services industry.? With the tight credit markets it has been difficult to find a lender that will refinance an unsecured loan I have that has a very high rate (approx. 23%).? I only have 7-months left until my vehicle is paid off, at which time my monthly personal cash flow will increase by almost $400.? I'm a financially conservative individual who spent a lot of money getting my undergraduate degree and my MBA, which has resulted in my current financial position.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 575
??Insurance: $ 110
??Car expenses: $ 385
??Utilities: $ 100
??Phone, cable, internet: $ 30
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1987	Debt/Income ratio:	34%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	2y 1m
Amount delinquent:	$40	Revolving credit balance:	$18,437	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	canamp	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008)
Principal balance:	$2,530.30	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Much needed plumbing repair
Purpose of loan:
This loan will be used to?Repair some plumbing for my upstairs bathroom. The sink and shower has been out of order for more than 14 months. The loan will help us purchase the materials and pay a plumbing company to repair the damaged pipes.?

My financial situation:
I am a good candidate for this loan because? I want to thank the Prosper community for my first loan which has helped me to? eliminate several monthly payments and debts from my monthly bills. I am current on my Prosper Loan and have been for the entire 12 months. I have a part time job now and am able to bring in $400 extra a month. I will use $100 of that amount each month to make additional payments to this loan.

Over the past year my wife was furloughed by her company and for a while we had to make ends meet as a single income family. We survived the furlough and are back on track.
Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 2500
??Insurance: $
??Car expenses: $ 385
??Utilities: $ 300
??Phone, cable, internet: $ 108
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 525
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$86.00

Auction yield range:	11.27% - 30.00%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$27	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fantastic-cash	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Safe Long Term Investment
Purpose of loan:
This loan will be used to?
Invest in a long term Safe Investment
My financial situation:
I am a good candidate for this loan because? I am a prosper lender and have loaned more than $500, I also have $3000 in other Safe Investments. I am a eBay seller and I also sell books on half.com. This provides me with $75 to $250 a month. I have never missed a credit card payment and always pay more than the required amount.

Monthly net income: $ 300-600

Monthly expenses: $30-150
??Housing: $ 0
??Insurance: $ 5
??Car expenses: 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 45
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1996	Debt/Income ratio:	33%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	22y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,138	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	DRP1942	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 620-640 (Aug-2007)
Principal balance:	$2,161.30	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Consolidation
Purpose of loan....Pay-off credit cards

My financial situation ...I want to pay-off my existing prosper loan and all credit cards.

Monthly net income: $ About 2800.00

Monthly expenses: $
??Housing: $ 625
??Insurance: $?60
??Car expenses: $?483
??Utilities: $?50
??Phone, cable, internet: $ 161
??Food, entertainment: $?300
??Clothing, household expenses $?200
??Credit cards and other loans: $?450
??Other expenses: $ 202
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1994	Debt/Income ratio:	43%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	23 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$121,352	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	spry-note0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investment Rental
Purpose of loan:
This loan will be used to? buy real estate an investment property to rent out

My financial situation:
I am a good candidate for this loan because? I have good credit and collateral if needed

Monthly net income: $

Monthly expenses: $
??Housing: $ 525
??Insurance: $ 325
??Car expenses: $
??Utilities: $ 328
??Phone, cable, internet: $ 65
??Food, entertainment: $ 500
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$451.90

Auction yield range:	14.27% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1986	Debt/Income ratio:	22%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$38,447	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	stylish-reward	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP ME TO THE NEXT LEVEL
Purpose of loan:
This loan will be used to? Upgrade my website www.upgradeanyauto.com 1) Add a quick checkout. 2) Change the sunshade order system. 3) Add Spider program to update on the web. (better search program) 4) Improve our marketing with Google Ads with a comprehensive ad program. 5) Start Print ads in 3 Automotive magazines for the upcoming Christmas season. 5) Add new products to website.

My financial situation:
I am a good candidate for this loan because?I have used my 25 years in the aftermarket Automotive Parts business to start this website. I have used the last 18 months to learn what gets the results using Google ads, and how to price my product line to have a edge over the competition. I already have been making money with this website, I need to implement my upgrades and advertising campain to take it to the next level of success.

Monthly net income: $ 9000.00

Monthly expenses: $
??Housing: $ 2600
??Insurance: $ 291
??Car expenses: $ 361
??Utilities: $ 321
??Phone, cable, internet: $ 128
??Food, entertainment: $ 490
??Clothing, household expenses $ 260
??Credit cards and other loans:?$ 896
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,305.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$135.76

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	19%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	5y 2m
Amount delinquent:	$305	Revolving credit balance:	$6,331	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	handy-vigilance	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Becoming Debt Free
Purpose of loan:
This loan will be used to? allow me to save to purchase a new home in the next year.

My financial situation:
I am a good candidate for this loan because? I am a credit counselor and I understand the importance of on time payments. I pay my bills on time and every time and have paid off loans and credit cards in full before.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 10.87%	Starting monthly payment:	$65.02

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	3%
Credit score:	860-880 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$585	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	economy-synapse	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for reinvestment in Prosper
Purpose of loan:
This loan will be used to reinvest in Prosper. I want to establish a history on Prosper and will be investing my own money in addition to this loan.

My financial situation: I am a software engineer and have worked at the same company for three years. In addition to my regular income, I expect (but can't guarantee) a bonus of around 3% of my income. My only debt consists of: a home loan, a student loan, and two credit cards that I pay down to zero balance each month.
I am a good candidate for this loan because I am financially stable and careful with money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 6.34%	Starting monthly payment:	$30.42

Auction yield range:	3.27% - 5.00%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	4.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-2004	Debt/Income ratio:	1%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	power-storm	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establishing with Prosper
Purpose of loan:
This loan will be used to establish myself on Prosper as a person who can be trusted with a loan. I will want to borrow more in the future and I think earning a good track record with this loan will help me with that. I plan to use the loan proceeds to supplement my investments in Prosper so I can achieve greater diversification.

My financial situation:
I am a good candidate for this loan because I have never been late on my bills. I am an accountant with a stable job, I understand money and cash management, and I love finance. I also have income from investments and I reinvest all my investment earnings. I can easily afford to repay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,039	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ASP	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ASP
Purpose of loan:
This loan will be used to?for payroll purposes.??We recently?re-structured our organization which caused a dip in sales but we quickly bounced back?and doubled sales during the first week.

My financial situation:
I am a good candidate for this loan because I am partnered with major telecom companies.? My receivables are net 30 days and we are a debt free organization.? We would use the revenue to bridge a small gap in payroll but can quickly and immediately re-pay funds if needed.

Monthly net income: $ 80,000

Monthly expenses: $
??Housing: $ 5800.00
??Insurance: $ 386.00
??Car expenses: $ 0
??Utilities: $ 1700.00
??Phone, cable, internet: $ 800.00
??Food, entertainment: $?200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Payroll - 40,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$135.74

Auction yield range:	4.27% - 12.50%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1994	Debt/Income ratio:	12%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$45,035	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MrUSC	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand our personalization business
Purpose of loan:
Looking to expand our personalization business from just embroidery into laser-etched marble tile, glassware, wine bottles, etc. with a laser engraving machine.? We have a clientele base, with the addition of the laser we will look to expand into the wedding market (wedding locales, wedding party's, etc) to include unique invitation that can only be produced with such a laser as well as bundled gifts such as a wine-bottle with the engagement photo laser etched into it along with etched wine glasses.? We have 75% cash available for this machine and are asking for a loan on the remaining 25% loan.

Our intent is to purchase a new machine out-right; not used or lease.? We are a good candidate because we already have a proven (4+ years) customer base off word of mouth advertising alone.? We have roughly 10 to 12 pre-orders for laser etched items for expo's this November.? My high revolving credit number is primarily due to paying off my truck (originally at 8.5% paid off with a revolving credit line at 6%).

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$208.09

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	48%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,875	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lasm1989	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 620-640 (Oct-2008) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
new heater and p/o one credit card
Purpose of loan:
This loan will be used to pay for a new?propane?gas heater for a home and the rest of the loan will be used to pay off one credit card?

My financial situation:
I am a good candidate for this loan because? I am a previous prosper customer who repaid my loan in full. I have one?public record?on my credit report it was about 5 years ago but I have rebuilt my credit and have not been late on any payment for the last 5 years car, credit card, or household bills. I have additional house hold income available,??I will repay this loan in full and I will answer any questions that you may have. Thanks for your consideration?

Monthly net income: $ 1623.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $76.00
??Car expenses: $ 225.00
??Utilities: $ 125.00
??Phone, cable, internet: $?175.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.32%	Starting borrower rate/APR:	9.32% / 11.42%	Starting monthly payment:	$95.85

Auction yield range:	4.27% - 8.32%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1991	Debt/Income ratio:	16%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,485	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	income-chief7	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory for holiday season
Purpose of loan:
This loan will be used to?
buy inventory
My financial situation:
I am a good candidate for this loan because?
i have been in business for 18 yrs
Monthly net income: $ 8218.00

Monthly expenses: $ 5500.
??Housing: $ 0
??Insurance: $ 150.
??Car expenses: $?800.
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.05%	Starting borrower rate/APR:	10.05% / 10.39%	Starting monthly payment:	$80.73

Auction yield range:	3.27% - 9.05%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1989	Debt/Income ratio:	6%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,891	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thrilling-transaction1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Develop a Website and iPhone App
My partner and I are going to use this loan to develop a website and iPhone application to help bars and venues promote live entertainment and special events. We have spoken to numerous bars and event venues who are willing to pay for this service once we get the technology developed. My monthly income more than supports the ability to pay off this loan and the only debt I have is my monthly mortgage payment. I own my car free and clear, have no student loans and no credit card debt. My partner and I have more than enough cash to pay for this up front but we would rather finance it over 3 years. We believe we can be at break even within 3 months as our business expenses are incredibly minimal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$669.26

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1995	Debt/Income ratio:	40%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,445	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	happydayloans10	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards/home improv
Purpose of loan:
This loan will be used to?To pay off credit cards ranging from10-16%.? If anything is left over i am hoping to put towards home improvements.? With this loan I will be able to pay off my debt quicker and be free.?

My financial situation:
I am a good candidate for this loan because? I have outstanding credit and have never been late on any bill.? I will apply as much as possible each month to pay off asap.
Information in the Description is not verified.